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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 15, 1999


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of September 30, 1999, providing for the issuance of WMC Mortgage Pass-Through Certificates, Series 1999-A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        United States             333-59687        95-4683489
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                  91367
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates

     On September 30, 1999 a single series of certificates, entitled WMC Mortgage Pass-Through Certificates, Series 1999-A (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of September 30, 1999, among WMC Secured Assets Corp., as company (the "Company"), WMC Mortgage Corp., as seller (the "Seller") and master servicer and Bank One, National Association, as trustee (the "Trustee").

     On October 15, 1999, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Seller Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $20,010,295.00 with funds on deposit in the Pre-Funding Account established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Agreement, dated October 15, 1999 (the "Subsequent Transfer Agreement"), among the Company, the Seller and the Trustee. Attached to the Subsequent Transfer Agreement is the Mortgage Loan Schedule listing the related Subsequent Mortgage Loans that are the subject of such Subsequent Transfer Agreement. Capitalized terms used herein and not other wise defined shall have the meanings assigned to them in the Agreement. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool (including the Subsequent Mortgage Pool) as of October 1, 1999.

     Item 7. Financial Statements and Exhibits

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

            4.2 Subsequent Transfer Agreement, dated as of October 15, 1999, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.

            99.1 Characteristics of the Mortgage Pool as of October 1, 1999, relating to WMC Mortgage Loan Trust 1999-A, WMC Mortgage Pass-Through Certificates, Series 1999-A.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WMC SECURED ASSETS CORP.

                                    By: /s/David B. Trzcinski
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                                    Name:  David B. Trzcinski
                                    Title: Exec. Vice President, Chief Financial
                                           Officer and Treasurer

Dated: October 15, 1999


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                                 EXHIBITS TABLE


            4.2 Subsequent Transfer Agreement, dated as of October 15, 1999, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One National Association, as trustee.

            99.1 Characteristics of the Mortgage Pool as of October 1, 1999, relating to WMC Mortgage Loan Trust 1999-A, WMC Mortgage Pass-Through Certificates, Series 1999-A.


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